Exhibit 10.7

Equity Interest Pledge Agreement

by and between

Beijing Tuniu Technology Co., Ltd.

as one party

and

Yu Dunde, Yan Haifeng, Wang Tong, Wang Jiping,

Wen Xin, Tan Yongquan and Wang Haifeng

collectively as the other party

September 17, 2008

Equity Interest Pledge Agreement

This Equity Interest Pledge Agreement (this “Agreement”) is entered into as of September 17, 2008 in Beijing by and between the following parties:

(1)	Beijing Tuniu Technology Co., Ltd., with its registered address at ***, and legal representative being Yu Dunde (“Pledgee”);

(2)	Yu Dunde, with his domicile at ***, and ID number being ***;

(3)	Yan Haifeng, with his domicile at ***, and ID number being ***;

(4)	Wang Tong, with his domicile at ***, and ID number being***;

(5)	Wang Jiping, with his domicile at ***, and ID number being ***;

(6)	Wen Xin, with his domicile at ***, and ID number being ***;

(7)	Tan Yongquan, with his domicile at ***, and ID number being ***; and

(8)	Wang Haifeng, with his domicile at ***, and ID number being ***.

(Yu Dunde, Yan Haifeng, Wang Tong, Wang Jiping, Wen Xin, Tan Yongquan and Wang Haifeng are collectively acting as one party to this Agreement, and shall be hereinafter individually referred to as a “Pledgor” and collectively as “Pledgors” ).

Whereas:

1.	Pledgors and Pledgee have entered into a Purchase Option Agreement as of September 17, 2008, whereby Pledgors granted to Pledgee the right to acquire all equity they owned in Nanjing Tuniu Technology Co., Ltd. (“Nanjing Tuniu”); and

2.	As the security for the performance by Pledgors of the obligations under the Purchase Option Agreement, Pledgors are willing to provide security for the benefit of Pledgee with all the equity interest they are holding in Nanjing Tuniu (the “Pledged Equity”) and all rights and interests in connection with the Pledged Equity, and Pledgee agrees to accept the pledge.

Now, Therefore, Pledgors and Pledgee enter into this Agreement upon friendly consultation.

1	Definitions

Unless otherwise agreed herein, the definitions in the Purchase Option Agreement shall be applicable herein and the terms used herein shall have the following meanings:

1.1	Main Obligations: refers to all obligations of Pledgors under the Purchase Option Agreement, including without limitation, the obligation to transfer the equity in Nanjing Tuniu held by Pledgors according to the provisions in the Purchase Option Agreement and the obligation to pay all the expenses (including attorney’s fee) and other costs for realizing the rights of Pledgee under the Purchase Option Agreement in case of breach by Pledgors.

1.2	Term of Pledge: refers to the period starting from the Effective Date hereof until the Release Date of Security Interest.

1.3	Release Date of Security Interest: refers to the earlier of (a) the date of completion of performance of all obligations under the Purchase Option Agreement by Pledgors or (b) the date of enforcement of all the pledge hereunder by Pledgee according to Article 9 hereof.

1.4	Pledge Documents: refers to the certificates of capital contribution issued by Nanjing Tuniu to Pledgors, and the registration documents for the Equity Interest Pledge hereunder issued by the Equity Interest Pledge Registration Authority (where applicable).

1.5	Proceeds from Pledged Equity: refers to the any cash proceeds or proceeds in other forms generated from the Pledged Equity, including without limitation, dividend, stock yield, bonus or investment return in other forms.

1.6	Equity Interest Pledge Registration Authority: refers to the State Administration for Industry and Commerce and/or its authorized local counterparts. The parties understand that, the parties shall, at any time after this Agreement takes effect, make every effort to cause the Equity Interest Pledge to be registered concurrently on both the shareholder register filed with the administration for industry and commerce maintaining Nanjing Tuniu’s business registration, and the shareholder register prepared and kept by Nanjing Tuniu. In case the aforesaid administration for industry and commerce refuses to handle the pledge registration formalities, the parties shall record the execution hereof and the Equity Interest Pledge at the shareholder register prepared and kept by Nanjing Tuniu. After Nanjing Tuniu is altered to a sino-foreign equity joint venture, the Equity Interest Pledge shall be subject to the approval by the Ministry of Commerce of the People’s Republic of China or its authorized approval authorities.

1.7	Articles of Association: refers to the Articles of Association of Nanjing Tuniu.

1.8	Business License: refers to the business license of Nanjing Tuniu which is issued by the State Administration for Industry and Commerce or its authorized local counterparts.

2	Collateral

The collateral hereunder shall be the Pledged Equity held by Pledgors and any and all rights and interests in and to the Pledged Equity (i.e., the Proceeds from Pledged Equity). As of the Effective Date hereof, the detailed information of the Pledged Equity is as follows:

2.1 Entity Name: Nanjing Tuniu Technology Co., Ltd.

2.2 Registered Capital: RMB Two Million (RMB 2,000,000)

2.3 Name of Shareholders, Pledged Capital Contribution and Shareholding Percentages:

Shareholders	Contribution (RMB)	Shareholding Percentages (%)
Yu Dunde	353,877	17.70%
Yan Haifeng	235,952	11.80%
Wang Tong	208,092	10.40%
Wang Jiping	130,057	6.50%
Wen Xin	26,011	1.30%
Tan Yongquan	26,011	1.30%
Wang Haifeng	1,020,000	51.00%
Total:	2,000,000	100%

3	Obligations Secured by the Pledged Equity

3.1	Pledgors will unconditionally and irrevocably pledge the Pledged Equity for the benefit of Pledgee according to the terms and conditions herein, to secure their fulfillment of the Main Obligations.

3.2	The scope of the obligations secured by the Pledged Equity hereunder shall include:

3.2.1	Main Obligations as defined in Article 1.1 hereof;

3.2.2	any expenses that Pledgee incurs for the enforcement of the pledge hereunder; and

3.2.3	any other obligations undertaken by Pledgors hereunder.

4	Effect of Pledge

4.1	The effect of the pledge hereunder shall not be affected by any amendment or alteration to the Purchase Option Agreement. The pledge hereunder shall remain applicable for the Main Obligations of Pledgors under the revised Purchase Option Agreement.

4.2	The invalidity, rescission or termination of the Purchase Option Agreement shall not affect the effectiveness and validity of this Agreement. In case the Purchase Option Agreement becomes invalid, rescinded or terminated due to any reason, Pledgee shall be entitled to immediately enforce the pledge according to Article 9 hereof.

5	Registration of Pledge

Pledgors shall, the execution of this Agreement, timely submit this Agreement to the competent Equity Interest Pledge Registration Authority for proceeding with formalities for registration of the pledge hereunder as required by Article 1.6 hereof, and complete the aforesaid registration formalities within 15 business days after the execution hereof.

6	Safe-keeping and Return of Pledge Documents

6.1	Pledgors shall submit the Pledge Documents to Pledgee for safe-keeping purpose immediately after completing the registration formalities for the pledge as set forth in Article 5 above. After receiving the aforesaid Pledge Documents, Pledgee shall issue a receipt to Pledgors evidencing its receipt of such Pledge Documents.

6.2	Pledgee shall be obliged to safely keep the Pledge Documents.

6.3	Pledgee shall, within 15 days from the Release Date of Security Interest, return all Pledge Documents to Pledgors, and provide necessary assistance to Pledgors for handling the formalities for releasing the pledge.

7	Representations and Warranties

Pledgors hereby represent and warrant to Pledgee that, as of the Effective Date hereof:

7.1	Pledgors hereby restate all the representations and warrants they have made in the Purchase Option Agreement;

7.2	Once the registration formalities required herein are completed, this Agreement will constitute a lawful, valid and legally binding obligation of Pledgors;

7.3	The act of pledging the Pledged Equity hereunder by Pledgors does not violate any laws, regulations or other governmental rules, nor does it contradict with any contracts or agreements entered into by Pledgors with any third parties or any undertakings made by Pledgors to any third parties;

7.4	All documents and materials furnished by Pledgors to Pledgee with respect to this Agreement are genuine, accurate and complete;

7.5	Pledgors are the sole legal holders of the Pledged Equity; and

7.6	The shareholders’ meeting of Nanjing Tuniu has adopted a resolution on approving the Equity Interest Pledge hereunder.

8	Undertakings of Pledgors

Pledgors hereby undertake to Pledgee that:

8.1	Pledgors will complete the registration formalities for the Equity Interest Pledge hereunder according to the provisions in Article 5 hereof;

8.2	Without express prior written consent of Pledgee, Pledgors will not wholly or partially dispose of the Pledged Equity, nor will they create any security interest in any form whatsoever in the Pledged Equity;

8.3	In case of any circumstances causing the Pledged Equity to be frozen, or causing any dispute, litigation, arbitration or any administrative or judicial enforcement measures in other forms regarding the Pledged Equity, Pledgors will forthwith adopt necessary remedial measures and immediately notify Pledgee in writing; and

8.4	Pledgors will not, by reason of exercising the right of civil defense or other defense permitted by law, refuse to fulfill its obligations hereunder, or otherwise hinder or delay the enforcement of any and all legal rights by Pledgee according to this Agreement.

9	Enforcement of Pledge

9.1	During the Term of Pledge, in case of occurrence of any following circumstances, Pledgee shall be entitled to enforce the pledge:

9.1.1	Pledgors breach any provisions herein or any provisions of the Purchase Option Agreement, including without limitation, representations, warranties and undertakings made herein or in the Purchase Option Agreement;

9.1.2	Any matter set forth in the Purchase Option Agreement occurs that entitles Pledgee to enforce the pledge hereunder.

9.1.3	Nanjing Tuniu is suspended from operation, or undergoing liquidation or dissolution, or is ordered to suspend operation or liquidate or dissolve itself;

9.1.4	Pledgors are involved in any disputes, litigation, arbitration, administrative proceedings or any other legal proceedings in connection with the Pledged Equity held by them, which, to the belief of Pledgee, will cause adverse effect on Pledgors’ fulfillment of obligations under this Agreement and the Purchase Option Agreement; and

9.1.5	Any other matters provided by relevant laws and regulations.

9.2	Pledgors agree and hereby authorize that, in case of any one or more circumstances set forth in Article 9.1, Pledgee may, to the extent not in violation of laws or regulations and subject to all requisite approvals (if necessary), take any one or more measures listed below to wholly or partially enforce the pledge:

9.2.1	To transfer the Pledged Equity to Pledgee at the agreed price in lieu of the fulfillment of the Main Obligations by Pledgors;

9.2.2	Where the applicable law prohibits Pledgee from holding the whole or any part of the Pledged Equity, to transfer the Pledged Equity to a third party designated by Pledgee in lieu of the fulfillment of the Main Obligations by Pledgors;

9.2.3	To auction the Pledged Equity; and

9.2.4	Other ways permitted by law to enforce the pledge hereunder.

9.3	The payment received from disposition of the Pledged Equity by Pledgee according to the above Article 9.2 shall be used in the following order:

9.3.1	To pay the taxes and charges incurred for the disposition of the Pledged Equity; and

9.3.2	To repay all the amounts payable by Pledgors according to the Purchase Option Agreement and this Agreement.

9.4	Once Pledgee enforces the pledge hereunder according to the provisions of Article 9.2, and receives all proceeds and funds from enforcement of the pledge, Pledgors shall be deemed to have completely fulfilled the Main Obligations, and Pledgee will no longer make further payment requests to Pledgors in this regard.

9.5	During the Term of Pledge, Pledgee shall be entitled to collect the Proceeds from Pledged Equity.

10	Special Provisions

10.1	Each Pledgor shall execute a statement in the form of Appendix I hereof and submit the same to Pledgee when signing this Agreement.

10.2	Pledgors may not assign any of their rights and/or obligations hereunder. Pledgee may assign its rights and obligations under the Purchase Option Agreement and this Agreement to its affiliated companies without the prior consent of Pledgors. In case Pledgee assigns any of its rights and obligations hereunder to its affiliated companies, Pledgors shall cooperate in handling relevant formalities. The assignment by Pledgee of its rights and obligations hereunder to any third parties other than its affiliated companies shall be subject to the prior consent of Pledgors, which shall not be unreasonably withheld.

11	Restriction on Transfer of Pledged Equity

11.1	Without the prior written consent of Pledgee, Pledgors shall not transfer the Pledged Equity.

11.2	If, with the express prior written consent of Pledgee, Pledgors transfer the Pledged Equity hereunder (excluding the equity transfer under the Purchase Option Agreement and equity transfer carried out to enforce the pledge), Pledgors shall cause the transferee(s) to undertake in the relevant equity transfer instrument to pledge the relevant equity to Pledgee and to complete the pledge registration formalities.

12	Liabilities for Breach

12.1	In case Pledgors breach any provisions of this Agreement or the Purchase Option Agreement, it will constitute a breach by Pledgors. In addition to any measures provided for in the Purchase Option Agreement, Pledgee is also entitled to require Pledgors to bear liabilities according to this Agreement, including enforcing the pledge hereunder.

12.2	In case either party breaches this Agreement, the breaching party shall indemnify the other party for any direct economic losses caused by such breach.

13	Governing Law and Dispute Resolution

13.1	The execution, validity, performance, interpretation and dispute resolution of this Agreement shall be governed by the laws of the People’s Republic of China.

13.2	Any dispute arising between Pledgors and Pledgee during the performance hereof shall be resolved upon friendly consultation. In case no agreement could be reached upon consultation within 60 days after one party notifies the other party in writing of the opinions on dispute, either party may refer the dispute to China International Economic and Trade Arbitration Commission for arbitration in Beijing according to its then effective arbitration rules. The arbitration award shall be final and binding upon both parties.

14	Exercise of Rights by Pledgee

In any of the circumstances under Article 9 hereof where the pledge may be enforced, if Pledgee fails to exercise or delays in exercising any rights or remedial measures, it shall not be deemed as a waiver by Pledgee of such rights, nor shall it affect the right of Pledgee to claim such rights and remedial measures at any time according to this Agreement and the applicable laws and regulations.

15	Validity of Terms

15.1	In case there is any inconsistency or conflict between the terms hereof and the Purchase Option Agreement, the terms hereof shall prevail.

15.2	Any invalidity of any term herein will not affect the validity of the remaining terms herein.

16	Modification and Termination

After this Agreement takes effect, no party is allowed to modify or terminate this Agreement without consent of the other party. In case either party intends to modify or terminate this Agreement, an agreement shall be reached upon consultation between the parties and a written contract shall be entered into thereon. Prior to the execution of such contract, the provisions herein shall remain valid and effective.

17	Notice

Any notices made according to this Agreement shall be in writing and sent by registered mail, EMS or fax. The notices shall be sent to the following address and fax number of the recipient or other addresses or fax numbers notified by the recipient according to this Agreement in advance:

Pledgee:     Beijing Tuniu Technology Co., Ltd.

Address:     Building 7, Chuangxin Park 399 Keyuan Road, Pudong New District, Shanghai

Fax:     (86 21)5292 9730

Attention:     Huang Sai

Email:     filippo@gobi.cn

Pledgors:     Yu Dunde

Address:     ***

Fax:     ***

Email:     ***

Yan Haifeng

Address:     ***

Fax:     ***

Email:     ***

Wang Tong

Address:     ***

Fax:     ***

Email:     ***

Wang Jiping

Address:     ***

Fax:     ***

Email:     ***

Wen Xin

Address:     ***

Fax:     ***

Email:     ***

Tan Yongquan

Address:     ***

Fax:     ***

Email:     ***

Wang Haifeng

Address:     ***

Fax:     ***

Email:     ***

18	Miscellaneous

18.1	Both parties agree that supplementary agreements may be entered into regarding any matters unsettled herein. Any appendices and supplementary agreements of this Agreement shall be an integral part of this Agreement and be equally authentic as this Agreement.

18.2	This Agreement shall be executed in five (5) original copies, including one (1) original copy to be held by Pledgee, two (2) by Pledgors, one (1) to be submitted to Nanjing Tuniu for recording of the pledge hereunder, and one (1) to be submitted to the competent Equity Interest Pledge Registration Authority for proceeding with the pledge registration formalities.

19	Effectiveness and Termination

19.1	This Agreement shall take effect from the date of execution by both parties (the “Effective Date”).

19.2	This Agreement shall terminate on the Release Date of Security Interest.

(The remainder of this page is intentionally left blank.)

In Witness Whereof, this Agreement is duly executed by each of the following parties in Beijing as of the date first written above.

Pledgee: Beijing Tuniu Technology Co., Ltd.

By:	/s/ Yu Dunde
Name:	Yu Dunde
Position:	Chairman of the Board

Pledgors:	Yu Dunde		Yan Haifeng

	Signature:	/s/ Yu Dunde	Signature:	/s/ Yan Haifeng

	Wang Tong		Wang Jiping

	Signature:	/s/ Wang Tong	Signature:	/s/ Wang Jiping

	Wen Xin		Tan Yongquan

	Signature:	/s/ Wen Xin	Signature:	/s/ Tan Yongquan

Wang Haifeng

	Signature:	/s/ Wang Haifeng